AMENDMENT NO. 3 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment No. 3"), dated as of March 18, 1998, is made among DECISIONONE CORPORATION, a Delaware corporation (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC., as syndication agent (the "Syndication Agent") for the Lenders, BANKBOSTON, N.A., as documentation agent (the "Documentation Agent") for the Lenders, and NATIONSBANK OF TEXAS, N.A., as administrative agent (the "Administrative Agent", and, together with the Syndication Agent, the "Agents") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of August 7, 1997 and amended as of September 17, 1997 and January 12, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders amend certain pricing terms, financial covenants and other provisions contained in the Credit Agreement; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     I. PART

                                   DEFINITIONS

A. SUBPART Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 3, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Agents" is defined in the preamble.

         "Amendment No. 3" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Documentation Agent" is defined in the preamble.

         "Lenders" is defined in the preamble.

         "Syndication Agent" is defined in the preamble.

         "Third Amendment Effective Date" is defined in Subpart 3.1.

A. SUBPART Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 3, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement.


                                     I. PART

                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this
Part II. Except to the extent amended by this Amendment No. 3, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

A. SUBPART Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as set forth in this Subpart 2.1.

a) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as set forth below:

               "`Applicable Margin' means at all times during the applicable periods set forth below,

               (a) from the Closing Date through (but excluding) the Third Amendment Effective Date, with respect to the unpaid principal amount of each Term-B Loan maintained as a (i) Base Rate Loan, 1.50% per annum and (ii) LIBO Rate Loan, 2.75% per annum;

               (b) from the Third Amendment Effective Date through (but excluding) September 30, 1998, with respect to the unpaid principal amount of each Term-B Loan maintained as a (i) Base Rate Loan, 1.75% per annum and (ii) LIBO Rate Loan, 3.00% per annum;

               (c) at all times on or after September 30, 1998, with respect to the unpaid principal amount of each Term-B Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of LIBO Rate Loans:


          Applicable Margin for Term-B Loans

                                        Applicable Margin    Applicable Margin
                                             For Base            for LIBO
           Leverage Ratio                   Rate Loans           Rate Loans
           --------------                   ----------           ----------
    greater than or equal to 6.0:1             1.75%                3.00%
           less than 6.0:1                     1.50%                2.75%

               (d) from the Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, with respect to the unpaid principal amount of each (i) Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate
          Loan) and each Revolving Loan and Term-A Loan maintained as a Base Rate Loan, 1.25% per annum, and (ii) Revolving Loan and Term-A Loan maintained as a LIBO Rate Loan, 2.50% per annum;

               (e) from the date of the delivery of the Compliance Certificate described in clause (d) above through (but excluding) the Third Amendment Effective Date, with respect to the unpaid principal amount of each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of LIBO Rate Loans:




           Applicable Margin
          for Revolving Loans                  Applicable          Applicable
          and Term-A Loans                   Margin for Base     Margin for LIBO
           Leverage Ratio                     Rate Loans            Rate Loans
           --------------                     ----------            ----------
greater than or equal to 5.0:1                  1.25%                 2.50%
greater than or equal to
4.0:1 and less than  5.0:1                      0.75%                 2.00%
greater than or equal to
3.0:1 and less than 4.0:1                       0.25%                 1.50%
less than 3.0:1                                 0.00%                 1.00%

               (f) from the Third Amendment Effective Date through (but not excluding) September 30, 1998, with respect to the unpaid principal amount of each (i) Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan maintained as a Base Rate Loan, 1.50% per annum and (ii) Revolving Loan and Term-A Loan maintained as a LIBO Rate Loan, 2.75% per annum; and

               (g) at all times on or after September 30, 1998, with respect to the unpaid principal amount of each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of LIBO Rate Loans:



        Applicable Margin for
          Revolving Loans and              Applicable             Applicable
            Term-A Loans                 Margin for Base        Margin for LIBO
           Leverage Ratio                  Rate Loans             Rate Loans
           --------------                  ----------             ----------
greater than or equal to 6.0:1                 1.50%                 2.75%
greater than or equal to
5.0:1 and less than 6.0:1                      1.25%                 2.50%
greater than or equal to
4.0:1 and less than 5.0:1                      0.75%                 2.00%
greater than or equal to
3.0:1 and less than 4.0:1                      0.25%                 1.50%
less than 3.0:1                                0.00%                 1.00%

               The Leverage Ratio used to compute the Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans for any day referred to in clause (e) or (g) above, or for Term-B Loans for any day referred to in clause (c) above, shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent on or prior to such day pursuant to clause (c) of Section 7.1.1. Changes in the Applicable Margin for Swing Line Loans, Revolving Loans, Term-A Loans and Term-B Loans resulting from a change in the Leverage Ratio shall become effective (as of the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. In the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Margin which is greater or lesser than the Applicable Margin theretofore in effect, then (A) such greater or lesser Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1 and (B) if the Borrower shall have theretofore made any payment of interest in respect of Swing Line Loans, Revolving Loans, Term-A Loans or Term-B Loans, or of Letter of Credit fees pursuant to the first sentence of Section 3.3.3, in any such case in respect of the period from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then, on the next Quarterly Payment Date, either (x) if the new Applicable Margin rate is greater than the Applicable Margin rate theretofore in effect, the Borrower shall pay as a supplemental payment of interest and/or Letter of Credit fees, an amount which equals the difference between the amount of interest and Letter of Credit fees that would otherwise have been paid based on such new Leverage Ratio and the amount of such interest and Letter of Credit fees actually so paid, or (y) if the new Applicable Margin rate is less than the Applicable Margin rate theretofore in effect, an amount shall be deducted from the interest on Revolving Loans, Commitment Fees and Letter of Credit fees (in the case of differences in respect of interest on Revolving Loans and Letter of Credit fees) or from the interest on Term-A Loans (in the case of differences in respect of interest on Term-A Loans) or from the interest on Term-B Loans (in the case of differences in respect of interest on Term-B Loans) thereafter payable by the Borrower in an amount which equals the difference between the amount of interest and Letter of Credit fees so paid and the amount of interest and Letter of Credit fees that would otherwise have been paid based on such new Leverage Ratio (or, if no such payment by the Borrower to the Revolving Lenders, Term-A Lenders or Term-B Lenders, as the case may be, will thereafter accrue hereunder, or if the amount that so accrues is less than such difference, then (i) in the case of interest on Revolving Loans and Term-A Loans and Letter of Credit fees, the Revolving Lenders or Term-A Lenders, as the case may be, will promptly pay to the Borrower an amount equal to such difference, less the amount, if any, of such accrued and unpaid payments, and (ii) in the case of interest on Term-B Loans, if (but only if) there are any Term-B Loans outstanding at the time that any such amount is determined, an amount equal to such difference, less the amount, if any, of such accrued and unpaid payments, shall be credited against the principal of such Term-B Loans then outstanding).".

         (b) Clause (b)(iii) of the definition of "Excess Cash Flow" contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the words "actually paid" contained in the first line thereof with the words "actually (without duplication) paid or payable".

         (c) Clause (b)(v) of the definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the words "actually paid" contained in the first line thereof with the words "actually (without duplication) paid or payable".

A. SUBPART Amendment to Section 6.6. Section 6.6 of the Credit Agreement is hereby amended by replacing the date of "June 30, 1996" contained in the first line thereof with the date of "December 31, 1997".

B. SUBPART Amendment to Section 7.2.4. Section 7.2.4 of the Credit Agreement is hereby amended in its entirety to read as set forth below:


         "SECTION 7.2.4.  Financial Covenants.

a) Adjusted EBITDA. The Borrower will not permit Adjusted EBITDA for the period of four consecutive Fiscal Quarters ending on the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount set forth opposite such period:

                Period                              Adjusted EBITDA

            Closing Date to 3/31/98                   $87,500,000
            4/1/98 to 9/30/98                         $80,000,000
            10/1/98 to 12/31/98                       $85,000,000
            1/1/99 to 3/31/99                         $90,000,000
            4/1/99 to 6/30/99                         $95,000,000
            7/1/99 to 9/30/99                        $100,000,000
            10/1/99 to 12/31/99                      $102,500,000
            1/1/00 to 3/31/00                        $105,000,000
            4/1/00 to 6/30/00                        $107,500,000
            7/1/00 to 9/30/00                        $110,000,000
            10/1/00 to 12/31/00                      $115,000,000
            1/1/01 to 3/31/01                        $117,500,000
            4/1/01 to 6/30/01                        $120,000,000
            7/1/01 to 9/30/01                        $122,500,000
            10/1/01 to 12/31/01                      $125,000,000
            1/1/02 to 3/31/02                        $127,500,000
            4/1/02 to 6/30/02                        $130,000,000
            7/1/02 to 6/30/03                        $140,000,000
            7/1/03 to 6/30/04                        $150,000,000
            7/1/04 and thereafter                    $175,000,000

a) Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                 Period                          Leverage Ratio

            Closing Date to 3/31/98                  6.75:1
            4/1/98 to 9/30/98                        7.75:1
            10/1/98 to 12/31/98                      7.25:1
            1/1/99 to 3/31/99                        6.75:1
            4/1/99 to 6/30/99                        6.50:1
            7/1/99 to 9/30/99                        6.25:1
            10/1/99 to 12/31/99                      6.00:1
            1/1/00 to 3/31/00                        5.75:1
            4/1/00 to 9/30/00                        5.50:1
            10/1/00 to 3/31/01                       5.25:1
            4/1/01 to 6/30/01                        5.00:1
            7/1/01 to 9/30/01                        4.75:1
            10/1/01 to 12/31/01                      4.50:1
            1/1/02 to 6/30/02                        4.25:1
            7/1/02 to 6/30/03                        3.75:1
            7/1/03 to 6/30/04                        3.50:1
            7/1/04 and thereafter                    3.00:1

a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date and occurring during any period set forth below to be less than the ratio set forth opposite such period:


                                                 Interest Coverage
                  Period                               Ratio
                                                       -----
            Closing Date to 3/31/98                    1.75:1
            4/1/98 to 6/30/98                          1.50:1
            7/1/98 to 9/30/98                          1.40:1
            10/1/98 to 12/31/98                        1.45:1
            1/1/99 to 9/30/99                          1.50:1
            10/1/99 to 12/31/99                        1.60:1
            1/1/00 to 3/31/00                          1.70:1
            4/1/00 to 6/30/00                          1.80:1
            7/1/00 to 9/30/00                          2.00:1
            10/1/00 to 3/31/01                         2.10:1
            4/1/01 to 12/31/01                         2.25:1
            1/1/02 to 6/30/02                          2.50:1
            7/1/02 to 6/30/03                          2.75:1
            7/1/03 and thereafter                      3.50:1

a) Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                 Period                           Fixed Charge Coverage Ratio
           Closing Date to 6/30/98                        1.10:1
           7/1/98 and thereafter                          1.00:1".


                                     I. PART

                           CONDITIONS TO EFFECTIVENESS

A. SUBPART Effective Date. This Amendment No. 3 shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 3.1 (the "Third Amendment Effective Date").

1. SUBPART Execution of Counterparts. The Agents shall have received counterparts of this Amendment No. 3 duly executed by the Borrower and each of the Required Lenders (or evidence thereof satisfactory to the Agents). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Third Amendment Effective Date, after giving effect to this Amendment No. 3, all statements set forth in Section 5.2.1 of the Credit Agreement, as amended by this Amendment No. 3, are true and correct as of such date.

                                    II. PART

                                  MISCELLANEOUS

A. SUBPART Cross-References. References in this Amendment No. 3 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 3. References in this Amendment No. 3 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

B. SUBPART Loan Document Pursuant to Credit Agreement. This Amendment No. 3 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

C. SUBPART Counterparts, etc. This Amendment No. 3 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

D. SUBPART Governing Law. THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

E. SUBPART Successors and Assigns. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.6 Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                            DECISIONONE CORPORATION



                                            By:
                                            Title:

                                            DLJ CAPITAL FUNDING, INC.,
                                            as the Syndication Agent
                                            and as Lender


                                            By:
                                            Title:


                                            NATIONSBANK OF TEXAS, N.A.,
                                            as the Administrative Agent
                                            and as Lender


                                            By:
                                            Title:



                                            BANKBOSTON, N.A.,
                                            as the Documentation Agent
                                            and as Lender



                                            By:
                                            Title:

         LENDERS:


                                            BANK OF MONTREAL


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            THE BANK OF NOVA SCOTIA


                                            By:________________________________
                                                Name:
                                                Title:

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY


                                            By: _______________________________
                                                 Name:
                                                 Title:

                                            BANQUE FRANCAISE DU COMMERCE
                                                    EXTERIEUR


                                            By: _____________________________
                                                 Name:
                                                 Title:

                                            CORESTATES BANK, N.A.


                                            By: _____________________________
                                                 Name:
                                                 Title:

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By: _____________________________
                                                 Name:
                                                 Title:

                                            THE FUJI BANK, LIMITED
                                              NEW YORK BRANCH


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            IMPERIAL BANK, A CALIFORNIA BANKING
                                             CORPORATION


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                             LIMITED, NEW YORK BRANCH


                                            By: _____________________________
                                                 Name:
                                                 Title:

                                            MERITA BANK LTD. - NEW YORK BRANCH


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            BEAR, STEARNS INVESTMENT
                                             PRODUCTS INC.


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            THE SUMITOMO BANK, LIMITED,
                                               NEW YORK BRANCH


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            WELLS FARGO BANK, N.A.


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            CAPTIVA FINANCE LTD.


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            CAPTIVA II FINANCE LTD.


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            KZH HOLDING CORPORATION III


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                           INDOSUEZ CAPITAL FUNDING III, LIMITED
                                              By: Indosuez Capital Luxembourg,
                                                   as Collateral Manager


                                            By: _____________________
                                                 Name:
                                                 Title:

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research,
                                                   as Investment Advisor


                                            By: _________________________
                                                 Name:
                                                 Title:

                                           CYPRESSTREE INVESTMENT PARTNERS I,
                                                  LTD.,
                                           By: CypressTree Investment Management
                                               Company, as Portfolio Manager


                                           By: ____________________________
                                                 Name:
                                                 Title:

                                           PARAMOUNT COMPANY
                                           By: Pilgrim America Investments, Inc.
                                                As its Investment Manager


                                           By: ____________________________
                                                Name:
                                                Title:

                                            By: PPM AMERICA, INC., as attorney
                                                  in fact,
                                              on behalf of Jackson National Life
                                              Insurance Company


                                            By: _____________________________
                                                 Name:
                                                 Title:

                                            CIBC INC.


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            DEEPROCK & COMPANY
                                            By: Eaton Vance Management
                                                as Investment Advisor


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            CRESCENT/MACH I PARTNERS, L.P.
                                            By: TCW Asset Management Company
                                                Its Investment Manager


                                            By: _________________________
                                                 Name:
                                                 Title:

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                                  RATE INCOME TRUST


                                            By: _____________________________
                                                 Name:
                                                 Title:

                                            NEW YORK LIFE INSURANCE COMPANY


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            NEW YORK LIFE INSURANCE AND
                                               ANNUITY CORPORATION


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            PRIME INCOME TRUST


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            KZH-ING-I CORPORATION


                                            By: ____________________________
                                                 Name:
                                                 Title:

                                            ROYALTON COMPANY
                                            By: Pacific Investment Management
                                                Company, as its Investment
                                                Advisor


                                            By: _______________________
                                                 Name:
                                                 Title:

                                            DELANO COMPANY
                                            By: Pacific Investment Management
                                                Company, as its Investment
                                                Advisor


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            DEBT STRATEGIES FUND, INC.


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            ALLSTATE INSURANCE COMPANY


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            GCB INVESTMENT PORTFOLIO
                                            by CITIBANK, N.A.


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            KZH-SOLEIL CORPORATION


                                            By: _________________________
                                                 Name:
                                                 Title:

                                            MASSACHUSETTS MUTUAL LIFE
                                               INSURANCE COMPANY


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            FLOATING RATE PORTFOLIO
                                            By: Chancellor LGT Senior Secured
                                                Management Inc., as attorney
                                                in fact


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            KZH-CRESCENT CORPORATION


                                            By: ________________________
                                                 Name:
                                                 Title:

                                            CONTINENTAL ASSURANCE COMPANY
                                                  SEPARATE ACCOUNT (E)
                                            By: TCW Asset Management Company
                                                as Attorney-in-Fact


                                            By: __________________________
                                                 Name:
                                                 Title:


                                            By: ________________________
                                                 Name:
                                                 Title:

                                            ARCHIMEDES FUNDING, L.L.C.
                                            By: ING Capital Advisors Inc.,
                                                as Collateral Manager


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            MELLON BANK, N.A.


                                            By: _________________________
                                                 Name:
                                                 Title:

                                            BANKBOSTON, N.A.


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            Merrill Lynch Global Investment
                                              Series:
                                            INCOME STRATEGIES PORTFOLIO

                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investor Advisor


                                            By: _________________________
                                                 Name:
                                                 Title:

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND, INC.


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            OCTAGON CREDIT INVESTORS LOAN
                                            PORTFOLIO (a unit of the Chase
                                            Manhattan Bank)


                                            By: __________________________
                                                 Name:
                                                 Title:

                                            VAN KAMPEN CLO I, LIMITED


                                            By: ___________________________
                                                 Name:
                                                 Title:

                                            OSPREY INVESTMENTS PORTFOLIO
                                            by CITIBANK, N.A., as Manager


                                            By: _______________________
                                                 Name:
                                                 Title:

                                            KZH-PAMCO CORPORATION

                                            By: _____________________
                                                 Name:
                                                 Title:

                                            CREDIT SUISSE FIRST BOSTON INC.

                                            By: _________________________
                                                 Name:
                                                 Title: